Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q")of Pony Express U.S.A., Inc., fka Silver State Vending Corporation. (the "Issuer"). We, Peter Ticktin and Harvey Scholl, Chief Executive Officer and Chief Financial Officer, respectively, of the Issuer, certify that:

(i) The Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a)or 78o(d); and

(ii) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: November 14, 2002

By: /s/ Peter Ticktin
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Peter Ticktin
Chief Executive Officer

By: /s/ Harvey Scholl
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Harvey Scholl
Chief Financial Officer